AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is made and entered into as of April 23, 2010 by and among GEROVA Financial Group, Ltd. (formerly, Asia Special Situation Acquisition Corp.), a Cayman Islands exempt company (“GEROVA”); Stillwater Capital Partners, LLC, a Delaware limited liability company (“SCP LLC”); Stillwater Capital Partners, Inc., a New York corporation (“SCP Inc.”, and collectively with SCP LLC, “Stillwater”); Wimbledon Financing Master Fund Ltd., a Cayman Islands exempt company (“Wimbledon”); Wimbledon Real Estate Financing Master Fund Ltd., a Cayman Islands exempt company (“Wimbledon Real Estate”); Rineon Group, Inc., a Nevada corporation (“Rineon”); NatProv Holdings Ltd., a British Virgin Islands corporation (“NatProv”); IP Global LLC, a Delaware limited liability company (“IPG”); Bleecker Holdings Corp., a Delaware corporation (“Bleecker”); Kingswood Capital Partners LLC, a Delaware limited liability company (“Kingswood”); and Adam Levin, an individual (“Levin”).  This Agreement amends and restates in its entirety the registration rights agreement, dated as of January 19, 2010 among GEROVA, Stillwater, Wimbledon and Wimbledon Real Estate (the “Prior Agreement”).

The parties hereto hereby agree as follows:

1.            Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Acquisition Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Agreement” means, as applicable to a particular GEROVA Shareholder, the (i) Agreement and Plan of Merger, dated as of December 31, 2009, by and among GEROVA,  Stillwater AB Fund Merger Co. LP, Stillwater Asset Backed Fund, LP, Stillwater Asset Backed Fund II, LP, SCP LLC, and SCP Inc., (ii) Agreement and Plan of Merger, dated as of December 31, 2009, by and among GEROVA,  Stillwater Real Estate Partners Merger Co. LP, Stillwater Real Estate Partners LP, SCP LLC, and SCP Inc., (iii) Agreement and Plan of Merger, dated as of December 31, 2009, by and among GEROVA,  Stillwater WPB Fund Merger Co. LP, Stillwater WPB Venture Partners I LP, Stillwater WPB Venture Partners II LP, SCP LLC, and SCP Inc., (iv) Agreement and Plan of Merger, dated as of December 31, 2009, by and among GEROVA,  Stillwater MNF Fund Merger Co. LP, Stillwater Market Neutral Fund LP, Stillwater Market Neutral Fund II LP, Stillwater Matrix Fund LP, SCP LLC, and SCP Inc., (v) Asset Purchase Agreement, dated as of December 31, 2009, by and among GEROVA,  Gerova AB Holdings Ltd., Stillwater Asset Backed Offshore Fund Ltd., Stillwater Asset Backed Fund SPV, SABF II Onshore SPV, and SCP Inc., (vi) Asset Purchase Agreement, dated as of December 31, 2009, by and among GEROVA,  Gerova MN Holdings Ltd., Stillwater Market Neutral Fund Ltd., and SCP Inc., (vii) Asset Purchase Agreement, dated as of December 31, 2009, by and among GEROVA,  WFM Holdings Ltd., Amalphis Group Inc., Allied Provident Insurance Company Ltd.,  Wimbledon Financing Master Fund Ltd., and Weston Capital Asset Management, LLC, (viii) Asset Purchase Agreement, dated as of December 31, 2009, by and among GEROVA,  WFM Holdings Ltd., Amalphis Group Inc., Allied Provident Insurance Company Ltd.,  Wimbledon Real Estate Financing Master Fund Ltd., and Weston Capital Asset Management, LLC; and (ix) Share Exchange Agreement, dated as of December 31, 2009, by and among GEROVA, Amalphis Group, Inc., a British Virgin Island corporation (“Amalphis”), Wimbledon, Wimbledon Real Estate, IPG, Bleecker, Kingswood and Levin.

“Advice” shall have the meaning set forth in Section 7(c).

“Articles” means the Second Amended and Restated Memorandum and Articles of Association of GEROVA adopted by Special Resolution of the Shareholders on January 19, 2010.

“Articles Amendment” means the amendments to the Articles including, among other things, to (a) the definition of “Initial Conversion Date,” and (b) Section 169 through Section 182, inclusive, adopted by Special Resolution of the Holders on April 23, 2010.

“Beneficial Owners” shall be the beneficial owners of the Preferred Shares and the Registrable Securities, including all Proposed Transferees of the Registrable Securities.

 “Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, December 31, 2010.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“GEROVA Shareholders” means each of SCP LLC (on behalf of itself and any Proposed Transferee), SCP Inc. (on behalf of itself and any Beneficial Owner or other Proposed Transferee), Stillwater Asset Backed Offshore Fund Ltd., Stillwater Asset Backed Fund SPV, SABF II Onshore SPV, Stillwater Market Neutral Fund Ltd., Wimbledon, Wimbledon Real Estate, Rineon, NatProv, IPG, Bleecker, Kingswood, Levin, and any Beneficial Owner or other Proposed Transferee who receives Registrable Securities.

“Holder(s)” shall mean the individual or collective reference (as applicable) to Stillwater, Wimbledon, Wimbledon Real Estate, Rineon, NatProv, IPG, Bleecker, Kingswood and Levin, in their capacities as the owners of record of the Preferred Shares and, until the Registrable Securities Distribution Date, the Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Filing Date” shall mean July 31, 2010.

“Losses” shall have the meaning set forth in Section 5(a).

“Ordinary Shares” means the GEROVA ordinary shares, par value of $0.0001 per share.

“Partial Liquidated Damages” shall have the meaning set forth in Section 2(b).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Preferred Shares” means the GEROVA Series A Fixed Price Mandatory Preferred Shares, par value of $0.0001 per share, which are issuable in accordance with the provisions of the Acquisition Agreements and which contain the provisions set forth in the Articles as amended by the Articles Amendment.

“Proposed Transferee(s)” shall mean the individual or collective reference to(a) any and all of the former limited partners of the Stillwater Funds which were domiciled in Delaware and merged out of existence, and (b) any and all of the shareholders or members of  the Stillwater Funds or Wimbledon Funds which are domiciled in the Cayman Islands.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering” means a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act and covering the Ordinary Shares.

“Registrable Securities” means the collective reference to (a) all of the Ordinary Shares issued or issuable to the GEROVA Shareholders as of the date hereof and upon conversion of the Preferred Shares in accordance with the Articles Amendment, and (b) any Ordinary Shares issuable pursuant to the provisions of Section 2(b).

“Registrable Securities Distribution Date” shall mean that date which shall be the latest to occur of: (i) the audits of the net asset values of the assets of the Stillwater Funds and the Wimbledon Funds, (ii) the date the Registration Statement is declared effective by the SEC, or (iii) January 31, 2011, or such other date as may be approved by the Board of Directors and by written consent of all the Holders.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(b).

“Special Resolution” shall have the meaning set forth in the Articles.

“Stillwater Funds” shall mean the collective reference to (a) Stillwater Asset Backed Fund, LP, a Delaware limited partnership, (b) Stillwater Asset Backed Fund II, LP, a Delaware limited partnership, (c) Stillwater Real Estate Partners, LP, Delaware limited partnership, (d) Stillwater WPB Venture Partners I LP, a Delaware limited partnership, (e) Stillwater WPB Venture Partners II LP, a Delaware limited partnership, (f) Stillwater Market Neutral Fund, LP, a Delaware limited partnership, (g) Stillwater Market Neutral Fund II, LP, a Delaware limited partnership, (h) Stillwater Matrix Fund, LP, a Delaware limited partnership, (i) Stillwater asset Backed Offshore Fund, Ltd., a Cayman Island exempted company, (j) Stillwater Asset Backed Fund SPV, a Cayman Island exempted company, (k) SABF II Onshore SPV, a Cayman Island exempted company; and (l) Stillwater Market Neutral Fund Ltd., a Cayman Island exempted company.

“Trading Day” shall mean any day other than a Saturday, Sunday or a day on which banks in New York City or the New York Stock Exchange are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

“Wimbledon Funds” shall mean the collective reference to Wimbledon and Wimbledon Real Estate.

2.            Registration Requirements.

(a)           GEROVA shall prepare and file with the United States Securities and Exchange Commission (the “SEC”) a “Shelf” Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 as promptly as possible after the date hereof but in any event on or before the Initial Filing Date.  The Registration Statement shall be on Form F-1 or F-3 (or such other form as may be appropriate in accordance herewith and with the Securities Act) and (i) shall comply in all material respects with the requirements of the applicable form and include (or incorporate by reference herein) all financial statements required by the SEC to be filed herewith and (ii) shall contain (unless otherwise directed by the GEROVA Shareholders) substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, GEROVA shall use its best efforts to (i) cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and (ii) to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”). GEROVA shall telephonically confirm with the SEC effectiveness of a Registration Statement as of 4:00 pm Eastern time on a Trading Day prior to the Effectiveness Date.  GEROVA shall immediately notify the GEROVA Shareholders via an Interim Report on Form 6-K and facsimile of the effectiveness of a Registration Statement on the same Trading Day that GEROVA telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of a Registration Statement.  GEROVA shall file, by 9:30 a.m. Eastern time on the second Trading Day following the date on which the initial Registration Statement filed by GEROVA pursuant to this Agreement is first declared effective by the SEC, a final Prospectus with the SEC as required by Rule 424.  Failure to so notify the GEROVA Shareholders within two Trading Days of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

(b)           If (i) GEROVA files a Registration Statement without affording the GEROVA Shareholders the opportunity to review and comment on the same as required by Section 3(a) herein; (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC by the Effectiveness Date, or (iii) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the GEROVA Shareholders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 45 consecutive calendar days or more than an aggregate of 90 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date on which such 45 or 90 calendar day period, as applicable, is exceeded being referred to as the “Event Date”), then in addition to any other rights the GEROVA Shareholders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, GEROVA shall pay to the GEROVA Shareholders partial liquidated damages (the “Partial Liquidated Damages”) by delivering to the GEROVA Shareholders a number of Ordinary Shares equal to 1.0% of the quotient obtained by dividing (x) the number of Registrable Securities that are not then registered for resale pursuant to an effective Registration Statement by (y) the greater of the closing price of GEROVA ’s Ordinary Shares as traded on the NYSE Amex (or such other exchange or interdealer quotation system the Ordinary Shares are then primarily traded or quoted, as the case may be) on the date of such payment or $6.00 or such other Conversion Price then in effect).  The parties agree that the maximum aggregate liquidated damages payable to the GEROVA Shareholders under this Agreement shall be 10.0% of the Estimated NAV (as defined in the applicable Acquisition Agreement).  The Partial Liquidated Damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event.

3.            Registration Procedures.

In connection with GEROVA’s obligations with respect to the registration of the Registrable Securities hereunder, GEROVA shall:

(a)           Not less than five Trading Days prior to the filing of the Registration Statement and the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to the GEROVA Shareholders copies of all such documents proposed to be filed, which documents will be subject to the review of the GEROVA Shareholders, (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the GEROVA Shareholders to conduct a reasonable investigation within the meaning of the Securities Act and (iii) duly consider and include (if not contrary to applicable law) in the Registration Statement any comments made by any GEROVA Shareholders and received by GEROVA not later than four (4) Trading Days after such GEROVA Shareholders has been furnished with the aforesaid documents.

(b)           Not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which any of the GEROVA Shareholders shall reasonably object, provided that, GEROVA is notified of such objection in writing no later than four (4) Trading Days after such objecting GEROVA Shareholders have been furnished copies of the Registration Statement or any related Prospectus or amendment or supplement thereto.  The GEROVA Shareholders agree to each furnish to GEROVA a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which the GEROVA Shareholders receive draft materials in accordance with this Section.

(c)           (i) prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) amend or supplement the related Prospectus by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible and provide the GEROVA Shareholders true and complete copies of all correspondence from and to the SEC relating to a Registration; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the GEROVA Shareholders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(d)           Notify the GEROVA Shareholders (which notice shall, pursuant to clauses (iii) through (vi) of this Section 3(d), shall also be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies GEROVA whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by GEROVA of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to GEROVA (including its subsidiaries) that GEROVA believes may be material and that, in the determination of GEROVA,  would make it materially detrimental to GEROVA to maintain the Registration Statement or Prospectus at such time; provided that in no event shall this right be exercised to suspend the Registration Statement or Prospectus beyond the period during which (in the good faith determination of GEROVA ’s Board of Directors) the failure to require such suspension would be materially detrimental to GEROVA,  and provided, further that any and all of such information shall remain confidential to the GEROVA Shareholders until such information otherwise becomes public, unless disclosure by the GEROVA Shareholders is required by law; provided, further, that notwithstanding the GEROVA Shareholders’ agreement to keep such information confidential, the GEROVA Shareholders makes no acknowledgement that any such information is material or non-public information; or (vii) if at any time any of the representations and warranties of GEROVA contained in any agreement contemplated hereby ceases to be true and correct in all material respects;

(e)           Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)           If requested by any of the GEROVA Shareholders, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as GEROVA reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after GEROVA has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(g)           Furnish to the GEROVA Shareholders, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by any of the GEROVA Shareholders, and all exhibits to the extent requested by any of the GEROVA Shareholders (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(h)           Promptly deliver to the GEROVA Shareholders, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.

(i)           Subject to the terms of this Agreement, GEROVA, on behalf of itself, its successors and assigns, hereby consents to the use of such Prospectus and each amendment or supplement thereto by the GEROVA Shareholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to clauses (iii) through (vi) of Section 3(d).

(j)           Effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with the Financial Industry Regulatory Authority (“FINRA”) pursuant to applicable FINRA Rules (including, without limitation FINRA Rule 5110) within one Trading Day of the date that the Registration Statement is first filed with the SEC and pay the filing fee required for such Issuer Filing.  GEROVA shall use its best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

(k)           Prior to any resale of Registrable Securities by any of the GEROVA Shareholders, use its best efforts to register or qualify or cooperate with such GEROVA Shareholders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by such GEROVA Shareholders under the securities or Blue Sky laws of such jurisdictions within the United States as such GEROVA Shareholders reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that GEROVA shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject GEROVA to any material tax in any such jurisdiction where it is not then so subject or (iii) file a general consent to service of process in any such jurisdiction.

(l)           If requested by any of the GEROVA Shareholders, cooperate with such GEROVA Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Act and the Acquisition Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as such GEROVA Shareholders may request.

(m)           Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If GEROVA notifies the GEROVA Shareholders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the GEROVA Shareholders shall suspend use of such Prospectus.  GEROVA will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable thereafter.  GEROVA shall be entitled to exercise its right under this Section 3(m) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of Partial Liquidated Damages pursuant to Section 2(b) and the other terms of this Agreement.

(n)           Comply with all applicable rules and regulations of the SEC.

(o)           Use its best efforts to cause all Registrable Securities relating to the Registration Statement, to continued to be quoted or listed on a securities exchange, quotation system or market on which similar securities issued by GEROVA are then listed or traded, if any, GEROVA shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(o).

(p)           GEROVA may require the GEROVA Shareholders to furnish to GEROVA a statement as to the number of Ordinary Shares beneficially owned by the GEROVA Shareholders and, if required by the SEC, the persons or entities thereof that have voting and dispositive control over the shares.  During any periods that GEROVA is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any of the GEROVA Shareholders fails to furnish such information within five Trading Days of GEROVA ’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to GEROVA .

4.           Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by GEROVA,  except as and to the extent specified in this Section 4, shall be borne by GEROVA whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any  securities exchange or market on which Registrable Securities are required hereunder to be listed, if any (B) with respect to filings required to be made with FINRA (including, without limitation, pursuant to FINRA Rule 5110) and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the GEROVA Shareholders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as any of the GEROVA Shareholders may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the GEROVA Shareholders), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if GEROVA so desires such insurance, (v) fees and expenses of all other Persons retained by GEROVA in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, GEROVA ’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters), and (vi) reasonable and documented fees and expenses of one counsel for Stillwater (on behalf of their GEROVA Shareholders) and one counsel for Wimbledon and Wimbledon Real Estate with respect to the matters described herein.  In addition, GEROVA shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit.  GEROVA shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the GEROVA Shareholders or its other shareholders in connection with the sale of the Registrable Securities or for any legal expenses incurred by the GEROVA Shareholders in connection with the filing and review of the Registration Statement in excess of those incurred pursuant to clause (vi) above.

5.            Indemnification.

(a)           Indemnification by GEROVA .  GEROVA shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the GEROVA Shareholders, the officers, directors, members, stockholders, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Ordinary Shares), investment managers and advisors, legal counsel and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls the GEROVA Shareholders (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, affiliates, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees and expenses) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by GEROVA of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, provided, GEROVA shall not be liable to an Indemnified Party in any such case and to the extent that any such losses arise out of or are based on (i) untrue statements or omissions are based solely upon information regarding such GEROVA Shareholder furnished in writing to GEROVA by such GEROVA Shareholder expressly for use therein, or to the extent that such information relates to such GEROVA Shareholder or the GEROVA Shareholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the GEROVA Shareholder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the GEROVA Shareholders have approved Annex A hereto for this purpose) or (ii) an event of the type specified in Section 3(d)(iii)-(vi), the use by such GEROVA Shareholder of an outdated or defective Prospectus after GEROVA has notified such GEROVA Shareholder in writing that the Prospectus is outdated or defective and prior to the receipt by such GEROVA Shareholder of the Advice contemplated in Section 7(c).  GEROVA shall notify all GEROVA Shareholders promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which GEROVA is aware.

(b)           Indemnification by the GEROVA Shareholders.  The GEROVA Shareholders shall indemnify and hold harmless GEROVA,  and each of its directors, officers, affiliates, agents and employees, each Person who controls GEROVA (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, affiliates, agents or employees of such controlling Persons (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the failure by any of the GEROVA Shareholders to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by any of the GEROVA Shareholders to GEROVA specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to the GEROVA Shareholders’ proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such GEROVA Shareholders expressly for use in a Registration Statement (it being understood that the GEROVA Shareholders have approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by any of the GEROVA Shareholders of an outdated or defective Prospectus after GEROVA has notified such GEROVA Shareholders in writing that the Prospectus is outdated or defective and prior to the receipt by such GEROVA Shareholders of the Advice contemplated in Section 7(c).  In no event shall the liability of such GEROVA Shareholders hereunder be greater in amount than the dollar amount of the net proceeds received by such GEROVA Shareholders upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

(d)           Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), the GEROVA Shareholders shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such GEROVA Shareholders from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such GEROVA Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such GEROVA Shareholders.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.            Rule 144

With a view to making available to the GEROVA Shareholders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit GEROVA Shareholders to sell the Registrable Securities to the public without registration, as long as the GEROVA Shareholders own Registrable Securities, GEROVA covenants to timely file (or obtain extensions in respect thereof and file within any applicable grace period) all reports required to be filed by GEROVA with the SEC as a foreign private issuer or otherwise, as applicable.  As long as the GEROVA Shareholders own Ordinary Shares, if GEROVA is not required to file reports under the Exchange Act, it will prepare and furnish to the GEROVA Shareholders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required to be filed by foreign private issuers or otherwise, as applicable under the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  GEROVA further covenants that it will take such further action as any of the GEROVA Shareholders may reasonably request, all to the extent reasonably required from time to time to enable the GEROVA Shareholders to sell Ordinary Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.  Upon the request of any of the GEROVA Shareholders, GEROVA shall deliver to such GEROVA Shareholders a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.           Covenants of the Holders.  By their execution of this Agreement, each of the Holders do hereby severally (not jointly and severally) covenant and agree with GEROVA, as follows:

(a)           Consent to Articles Amendment.   Each Holder does hereby consent to the Articles Amendment and has executed and delivered the Special Resolution.

(b)           Restriction on Transferability of Preferred Shares and Registrable Securitas. Each Holder covenants and agrees that, until the Registrable Securities Distribution Date, he or it will not transfer, assign or otherwise distribute any of the Preferred Shares or any of the Registrable Securities to any Beneficial Owner or other Proposed Transferee.

(c)           Voting of Preferred Shares and Registrable Securities.In the event that any matter approved by the Board of Directors of the Company shall require the approval, consent or ratification by the holders of voting Preferred Shares or Ordinary Shares of the Company, each Holder covenants and agrees that, until the Registrable Securities Distribution Date, he or it will vote all Preferred Shares and Registrable Securities owned of record by such Holder it shall vote in favor of all such matters presented for approval or consent that are recommended by the Board of Directors of the Company to the Holders and the other shareholders of the Company for approval and adoption.

(d)           Distribution of Registrable Shares.  Pending the completion of the audits of the net asset values of the assets of the Stillwater Funds and the Wimbledon Funds, all of the Registrable Securities shall be held in escrow by the Company or its legal counsel.  In the event and to the extent that, as provided in the relevant Acquisition Agreement(s), such audits shall result in an adjustment to the number of such Registrable Securities, the stock certificates evidencing the relevant Registrable Securities shall be returned to the Company’s transfer agent for cancellation and new Company stock certificates evidencing the adjusted number of such Registrable Securities shall be reissued in the names of the Beneficial Owners.  By their execution of this Agreement, each of the applicable Holders do hereby authorize the Company, and do hereby appoint the President or Chief Financial Officer of the Company as their respective agent and attorney-in-fact, to execute and deliver to the Company’s transfer agent all stock powers and related instructions to effect the foregoing cancellation and reissuance of the Registrable Securities. As soon as shall be reasonably practicable, following the applicable Registrable Securities Distribution Date, the applicable Holders shall cause the Registrable Securities to be distributed to the applicable Beneficial Owners.  In such connection, GEROVA shall cooperate with such Holders in effecting such distributions.

8.            Miscellaneous.

(a)           Remedies.  In the event of a breach by GEROVA or by any of the GEROVA Shareholders of any of their respective obligations under this Agreement, the GEROVA Shareholders or GEROVA, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of their rights under this Agreement.  GEROVA and the GEROVA Shareholders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)           Compliance.  The GEROVA Shareholders covenant and agree that they will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)           Discontinued Disposition.  The GEROVA Shareholders agree by its acquisition of Registrable Securities that, upon receipt of a notice from GEROVA of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), the GEROVA Shareholders will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until they are advised in writing (the “Advice”) by GEROVA that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  GEROVA will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  GEROVA agrees and acknowledges that any periods during which the GEROVA Shareholders are required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(d)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by GEROVA and the GEROVA Shareholders.

(e)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Acquisition Agreement.  Any notice or other deliverable to an GEROVA Shareholder pursuant to the terms hereof shall concurrently be delivered to each other GEROVA Shareholder.

(f)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns, to the extent permitted by this Agreement, of each of the parties and shall inure to the benefit of the GEROVA Shareholders.  GEROVA may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the GEROVA Shareholders.  The rights of the GEROVA Shareholders hereunder shall be assignable without the consent of GEROVA.

(g)           No Inconsistent Agreements.  Neither GEROVA nor any of its Subsidiaries has entered into, as of the date hereof, nor shall GEROVA or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the GEROVA Shareholders in this Agreement or that otherwise conflicts with the provisions hereof.  Neither GEROVA nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full, nor shall GEROVA file any registration statement with respect to the sale of any of its equity securities prior to the effectiveness of the Registration Statement referenced in Section 2.

(h)           Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Acquisition Agreement.

(j)            Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)            Headings.  The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m)          Third Party Beneficiaries.  Except as set forth herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

**********************

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GEROVA FINANCIAL GROUP, LTD. (f/k/a/ ASIA SPECIAL SITUATION ACQUISITION CORP.)

By:
Name:
Title:

STILLWATER CAPITAL PARTNERS, LLC

By:
Name:
Title:

STILLWATER CAPITAL PARTNERS, INC.

By:
Name:
Title:

STILLWATER ASSET BACKED OFFSHORE FUND LTD.

By:
Name:
Title:

STILLWATER ASSET BACKED FUND SPV

By:
Name:
Title:

SABF II ONSHORE SPV

By:
Name:
Title:

STILLWATER MARKET NEUTRAL FUND LTD.

By:
Name:
Title:

WIMBLEDON FINANCING MASTER FUND LTD.

By:
Name:
Title:

WIMBLEDON REAL ESTATE FINANCING MASTER FUND LTD.

By:
Name:
Title:

RINEON GROUP, INC.

By:
Name:
Title

NATPROV HOLDINGS LTD.

By:
Name:
Title

IP GLOBAL LLC

By:
Name:
Title

BLEECKER HOLDINGS CORP.

By:
Name:
Title

KINGSWOOD CAPITAL PARTNERS LLC

By:
Name:
Title

ADAM LEVIN

ANNEX A

Plan of Distribution

The GEROVA Shareholders and/or any of their shareholders, pledgees, assignees and successors-in-interest (the “Selling Stockholders”) may, from time to time, sell any or all of their Ordinary Shares on the NYSE Amex Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specifiednumber of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	through underwriters;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with applicable FINRA rules (including FINRA rules applicable in the case of a principal transaction a markup or markdown).

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Ordinary Shares owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Ordinary Shares from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus, upon notification in writing to GEROVA by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Ordinary Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of Ordinary Shares involved, (iii) the price at which such Ordinary Shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus and (vi) other facts material to the transaction.  In addition, upon our notification in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 Ordinary Shares, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

 The Selling Stockholders also may transfer Ordinary Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of Ordinary Shares or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of Ordinary Shares in the course of hedging the positions they assume.  The Selling Stockholders may also sell Ordinary Shares short and deliver these securities to close out their short positions, or loan or pledge Ordinary Shares to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed GEROVA that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute Ordinary Shares.  In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

GEROVA is required to pay certain fees and expenses incurred by them incident to the registration of the shares.  GEROVA has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act, including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualifies for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws.  In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Ordinary Shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of Ordinary Shares by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

Annex B

ASIA SPECIAL SITUATION ACQUISITION CORP.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Ordinary Shares (the “Registrable Securities”) of Asia Special Situation Acquisition Corp., a Cayman Islands corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement.  In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described therein).  Beneficial owners that do not complete this Selling Securityholder Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.  Beneficial owners are encouraged to complete and deliver this Selling Securityholder Notice and Questionnaire prior to the effectiveness of the Registration Statement so that such beneficial owners may be named as Selling Securityholders in the related prospectus at the time of effectiveness.  The Company has agreed to pay additional amounts pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement and hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it pursuant to the Registration Statement.  The undersigned, by signing and returning this Selling Securityholder Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Selling Securityholder Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.           Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.           Address for Notices to Selling Securityholder:

Telephone:  _____________________________________________________________________

Fax:  __________________________________________________________________________

Contact Person:  _________________________________________________________________

3.           Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐                      No ☐

(b)	if “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐                      No ☐

Note:  If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐                      No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐                      No ☐

Note:  If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.            Beneficial Ownership of Other Securities of the Company Owned by the SellingSecurityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.            Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Except as set forth below, the undersigned intends to distribute the Registrable Securities in accordance with Annex A of the Registration Rights Agreement.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: __________________________                                     Beneficial Owner: ____________________________

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Stephen A. Weiss, Esq.
Hodgson Russ LLP
1540 Broadway, 24th Floor
Tel: (212) 751-4300
Fax: (212) 751-0928